Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus dated May 1, 2017
and Summary Prospectus dated May 1, 2017
As Previously Supplemented September 29, 2017

Baird LargeCap Fund
(Investor Class: BHGSX)
(Institutional Class: BHGIX)

The Board of Directors of Baird Funds, Inc. (the “Company”), based upon the recommendation of Robert W. Baird & Co. Incorporated (“Baird”), the investment adviser to the Baird LargeCap Fund (the “Fund”), has determined to close and liquidate the Fund.  The Board has concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company effective as of the close of business on or about December 28, 2017 (the “liquidation date”).  As previously announced, Baird and L2 Asset Management, LLC (“L2”), the Fund’s subadviser, have mutually agreed to terminate the Sub-Advisory Agreement between Baird and L2 and the Fund was closed to new purchases and incoming exchanges effective after market close on October 4, 2017 (except purchases made by existing accounts of current shareholders of the Fund and purchases made through the automatic reinvestment of Fund distributions).

The Board has approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Although the Fund is closed to most new purchases, you may continue to redeem your shares of the Fund as provided in the Fund’s Prospectus.

The Fund’s portfolio managers will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for the orderly liquidation of the Fund.  As a result, the Fund is expected to deviate from its stated investment objective, policies and strategies.  All remaining assets held by the Fund will be liquidated as of the close of business no later than December 22, 2017. Baird will bear all expenses of the liquidation to the extent such expenses are not part of the Fund’s customary fees and operating expenses.

Pursuant to the Plan, shareholders who have not exchanged or redeemed their shares of the Fund prior to the liquidation date will have their shares redeemed in cash and will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund as of the liquidation date, subject to any required withholdings.  Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for federal income tax purposes on the redemption of their Fund shares in the liquidation.  In addition, the Fund and its shareholders will bear the transaction costs and tax consequences associated with the disposition of the Fund’s portfolio holdings prior to the liquidation date.  The Fund expects to make a distribution of net capital gains and net investment income, if any, on December 26, 2017, with a final distribution of the proceeds from the liquidation of the Fund to be made promptly following the liquidation date.  Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of redeeming Fund shares.  If you hold your Fund shares through a tax-deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis.  If you will receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA that is terminating as a result of the liquidation of the Fund, you must either roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year, if applicable, or request the distribution be made directly to another IRA or eligible retirement plan.  Please note you can make only one tax-free rollover of a distribution you receive from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  If you receive a distribution from a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you must roll the distribution into an eligible retirement plan within 60 days in order to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year.  If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

This Supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is November 16, 2017.